COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 6    -    COMMITMENTS AND CONTINGENCIES

A.	Commitments to pay royalties to the IIA:

BCT obtained from the Chief Scientist of IIA grants for participation in research and development for the years 2007 through 2020, and, in return, BCT is obligated to pay royalties amounting to 3%-3.5% of its future sales up to the amount of the grant. The grant is linked to the exchange rate of the dollar and bears interest of Libor per annum. Through the year ended December 31, 2025, there were no grants obtained.

B.

In addition to the royalties which the Company is required to pay to Ramot on its Commercialization of the Licensed Product as described in Note 3 hereof, the Company has other financial obligations under the License Agreement, including without limitation, certain research funding commitments as well as a commitment to reimburse Ramot for all of its documented Licensed Product patent-related expenses. Pursuant to the License Agreement, in the event the Company elects not to reimburse Ramot for any specific patent expenses, the Company’s corresponding Commercialization rights will be terminated by Ramot. By way of example, if the Company elects, in its sole discretion, not to reimburse Ramot’s patent expenses which are incurred in a particular jurisdiction, the Company’s right to Commercialize the Licensed Product in the same jurisdiction may be terminated by Ramot. As of December 31, 2025, there are no outstanding obligations owed to Ramot in connection with the above.

C.

Between November 2023 and April 2024, a putative securities class action and four consolidated derivative lawsuits were filed in the U.S. District Court for the Southern District of New York against the Company and certain officers and directors. The securities action alleges violations of Sections 10(b) and 20(a) of the Exchange Act regarding disclosures related to the FDA clinical trial and approval prospects of NurOwn®. On September 15, 2025, the Court granted in part and denied in part the Company’s motion to dismiss, removing claims related to biomarker data and insider trading while allowing claims regarding specific FDA communications and trial design to proceed. The derivative actions, which allege breaches of fiduciary duty and unjust enrichment, are currently stayed pending further developments in the securities litigation.

Additionally, in November 2024, 3D Communications, LLC filed a breach of contract lawsuit against the Company in the District of Delaware alleging unpaid invoices for consulting services. The Company has filed an answer, and the case is currently in the discovery phase, with fact discovery scheduled to be completed by October 31, 2025, and dispositive motions due by January 30, 2026. The Company intends to vigorously defend against these matters; however, at this stage, it is unable to predict the ultimate outcome or estimate the range of potential loss, if any, that may result from these proceedings.